UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2005


                            FOAMEX INTERNATIONAL INC.
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               (Exact name of registrant as specified in charter)


       Delaware                       0-22624                 05-0473908
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(State or other jurisdiction of    (Commission             (IRS Employer
incorporation or organization)     File Number)            Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                                19061
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code: (610) 859-3000

                                 Not applicable
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          (Former name or former address if changed since last report)

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - Entry into a Material Definitive Agreement.

(a) On April 25, 2005, the Board of Directors of Foamex International Inc. (the "Company") approved an amendment to Thomas E. Chorman's employment agreement addressing certain terms therein. This amendment provides that in conjunction with and in certain cases incremental to his annual performance incentives, Mr. Chorman will be eligible for a special performance bonus of $250,000 if certain performance targets are obtained. The special performance bonus phases out as higher performance targets are achieved.

         On April 25, 2005, the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") approved certain amendments to K. Douglas Ralph's employment agreement. Under these amendments, Mr. Ralph will receive a salary of at least $350,000 per year, with such salary being reviewed annually by the Compensation Committee. Mr. Ralph participates in the Bonus Plan and has a target bonus of 50% of his annual salary; the actual amount of the bonus is to be based on the attainment of certain performance targets. In 2005, Mr. Ralph will receive a retention bonus, which is designed to guarantee payment of a portion of his performance bonus of up to $125,000. The retention bonus is offset by awards achieved under the Bonus Plan as higher performance targets are attained.

SECTION 9 -FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits

(c)      Exhibits

            10.11.16 Amendment to Amended and Restated Employment Agreement, dated April 25, 2005, between Foamex International Inc., Foamex L.P. and Thomas E. Chorman.

            10.11.17 Amendment to Amended and Restated Employment Agreement, dated April 25, 2005, between Foamex International Inc., Foamex L.P. and K. Douglas Ralph.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 28, 2005

                                           FOAMEX INTERNATIONAL INC.


                                           By:      /s/ K. Douglas Ralph
                                                    ----------------------------
                                           Name:    K. Douglas Ralph
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

             Exhibit
             Number         Description

            10.11.16 Amendment to Amended and Restated Employment Agreement, dated April 25, 2005, between Foamex International Inc., Foamex L.P. and Thomas E. Chorman.

            10.11.17 Amendment to Amended and Restated Employment Agreement, dated April 25, 2005, between Foamex International Inc., Foamex L.P. and K. Douglas Ralph.